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                                                                   EXHIBIT 10-09

                                      THE
                                   LIPOSOME
                                 COMPANY, INC.
                               November 17, 1994



Charles A. Baker
Chairman, President and
Chief Executive Officer
The Liposome Company, Inc.
One Research Way
Princeton Forrestal Center
Princeton, NJ 08540



Dear Mr. Baker:

The purpose of this letter is to extend the term of the Employment Agreement made as of December 8,1989 (the "Employment Agreement") between you and The Liposome Company, Inc.

The term of the Employment Agreement as provided in Section 2 thereof is extended and shall continue through March 31, 1995.

A11 other terms of the Employment Agreement shall continue in full force and effect as provided therein.

If the foregoing sets forth correctly our understanding of the subject of this letter, please indicate your acceptance by signing below.



  Very truly yours,

THE LIPOSOME COMPANY, INC.



- -Brooks Boveroux
  Vice President, Finance and
  Chief Financial Officer

Accepted and agreed to this -day of - -7 , 1994



     Charles A. Baker



ONE RESEARCH Way Princeton Forrestal Center Princeton, New Jersey 08540-6619
(609) 452-7060 Telefax: (609) 452-1890